EXHIBIT 32.1

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

(Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code)

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), the undersigned officer of Innovation Pharmaceuticals Inc., a Nevada corporation (the “Company”), does hereby certify, to such officer’s knowledge, that:

☐	The Annual Report on Form 10-K for the fiscal year ended June 30, 2021 of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

☐	the information contained in the Annual Report on Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: September 27, 2021	By:	/s/ Leo Ehrlich
Leo Ehrlich,
Chief Executive Officer, Chief Financial Officer,
Principal Accounting Officer, and Secretary